UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2026

DATA STORAGE CORPORATION

 (Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	001-35384	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

244 5th Avenue, Second Floor, Suite 2821

New York, New York 10001

(Address of principal executive offices) (zip code)

(212) 564-4922

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13I(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DTST	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 2, 2026, Data Storage Corporation, a Nevada corporation (the “Company”), held its 2026 annual meeting of stockholders (the “2026 Annual Meeting”), at which the Company’s stockholders voted on three proposals, each of which is listed below and described in more detail in the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting filed with the U.S. Securities and Exchange Commission on July 16, 2026 (the “Proxy Statement”). With respect to each proposal, holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”) were entitled to cast one vote per share of Common Stock held as of the close of business on the record date of July 6, 2026 (the “Record Date”). On the Record Date there were 2,337,738 shares of the Company’s Common Stock issued and outstanding and entitled to vote at the 2026 Annual Meeting. Present in person or by proxy at the 2026 Annual Meeting were 1,286,352 shares of Common Stock, which constituted a quorum.

The final results for Proposals 1, 2, and 3 as set forth in the Proxy Statement and presented at the 2026 Annual Meeting were as follows:

Proposal 1 — Election of Directors

The following ten (10) individuals were elected as directors, to serve until the Company’s next annual meeting of stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
Charles M. Piluso	199,778	20,296	1,066,278
Harold J. Schwartz	194,239	25,835	1,066,278
Thomas C. Kempster	198,814	21,260	1,066,278
John Argen	199,685	20,389	1,066,278
Lawrence A. Maglione Jr.	174,075	45,999	1,066,278
Matthew Grover	199,605	20,469	1,066,278
Todd A. Correll	199,378	20,696	1,066,278
Clifford Stein	197,208	22,866	1,066,278
Nancy Stallone	198,648	21,426	1,066,278
Uwayne Mitchell	196,996	23,078	1,066,278

Proposal 2 — Auditor Ratification Proposal

The stockholders ratified and approved the appointment of Rosenberg Rich Baker Berman P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,258,743	8,693	18,916	—

Proposal 3 — Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results for this approved proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
185,669	32,181	2,224	1,066,278

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2026	DATA STORAGE CORPORATION

	By:	/s/ Charles M. Piluso
	Name:	Charles M. Piluso
	Title:	Chief Executive Officer